Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events

Note 22 – Subsequent events

The Company evaluated all events and transactions that occurred after December 31, 2025. Other than the events described below, the Company did not identify any additional subsequent events that would require disclosure.

On February 24 and 25, 2026, the Company entered into securities purchase agreements (the “Securities Purchase Agreements 2026”), with accredited investors for the purchase of an aggregate of 625,000 ordinary shares for an aggregate purchase price of $3,750,000.

In connection with securities purchase agreement dated as of November 26, 2025 with an accredited investor for the purchase of a warrant that was immediately exercisable into 100,000 newly-issued ordinary shares (Note 14). On February 27, 2026, the Company repurchased such warrant in full for the purchase price of $125,000, and such warrant was cancelled.

On April 24, 2026, the Company entered into a Simple Agreement for Future Tokens (“SAFT”) with QB Limited, an unaffiliated third party in Hong Kong for the pre-sale of QB Utility Tokens (the “Token”). Under the SAFT, the Company has committed to purchase an aggregate of 16 million Tokens in two tranches: (i) 1 million Tokens for $250,000; and (ii) within three (3) months thereafter, 15 million Tokens for 500,000 ordinary shares for which EUDA has agreed to file a resale registration statement within 90 days thereafter. QB Limited is obligated to issue the first tranche of Tokens upon the Company providing a designated network address for the allocation of such Tokens.